     As filed with the Securities and Exchange Commission on _____________, 2001
                                                     Registration No. 333-______

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                             PAIN THERAPEUTICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                           7841                                  94-1911336
(STATE OF INCORPORATION)        (PRIMARY STANDARD INDUSTRIAL        (I.R.S. EMPLOYER IDENTIFICATION NO.)
                                 CLASSIFICATION CODE NUMBER)

                               416 BROWNING AVENUE
                          SOUTH SAN FRANCISCO, CA 94080
                                 (650) 624-8200
    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 1998 STOCK PLAN
                            (FULL TITLE OF THE PLAN)
                                  REMI BARBIER
                             CHIEF EXECUTIVE OFFICER
                                  AND DIRECTOR
                             PAIN THERAPEUTICS, INC.
                                416 BROWNING WAY
                          SOUTH SAN FRANCISCO, CA 94080
                                 (650) 624-8200
              (NAME, ADDRESS, AND TELEPHONE NUMBER, INCLUDING AREA
                           CODE, OF AGENT FOR SERVICE)

                                   Copies to:
                                MARTIN J. WATERS
                                 GAVIN MCCRALEY
                        WILSON SONSINI GOODRICH & ROSATI
                            PROFESSIONAL CORPORATION
                               650 PAGE MILL ROAD
                               PALO ALTO, CA 94304
                                 (650) 493-9300

                        CALCULATION OF REGISTRATION FEE

====================================================================================================================================
                                                                          PROPOSED               PROPOSED
                                                                          MAXIMUM                MAXIMUM
          TITLE OF EACH CLASS                                             OFFERING              AGGREGATE             AMOUNT OF
            OF SECURITIES TO                    AMOUNT TO BE               PRICE                OFFERING           REGISTRATION
             BE REGISTERED                     REGISTERED(1)            PER SHARE(2)              PRICE                 FEE
------------------------------------------------------------------------------------------------------------------------------------
Common Stock
  $0.001 par value....................          1,300,000                   $7.60               $9,880,000             $2,470
====================================================================================================================================

(1) Represents additional 1,300,000 shares of Common Stock available for issuance under the Registrant's 1998 Stock Plan, as a result of provisions in the Registrant's 1998 Stock Plan that allow automatic annual increases of Common Stock available for issuance under such plan.

(2) Estimated in accordance with Rule 457(h) solely for the purpose of calculating the registration fee. No options have been granted with respect to such shares. The computation is based upon the average of the high and low prices of the Common Stock as reported on the Nasdaq National Market System on August 17, 2001.

                      STATEMENT UNDER GENERAL INSTRUCTION E
                      REGISTRATION OF ADDITIONAL SECURITIES

     Unless as noted herein, the contents of the Registrants Form S-8 Registration Statement (File No. 333-41660) are incorporated by reference into this Registration Statement.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8.   EXHIBITS.

          Exhibit
          Number        Document
          -------       --------
           5.1          Opinion of Wilson Sonsini Goodrich & Rosati,
                        Professional Corporation.
          23.1          Consent of KPMG LLP, Independent Auditors
          23.2          Consent of Counsel (contained in Exhibit 5.1).
          24.1          Power of Attorney (see page 5).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Pain Therapeutics, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of South San Francisco, State of California, on this 22nd day of August, 2001.

                                  PAIN THERAPEUTICS, INC.



                                  By: /s/ Remi Barbier
                                      ------------------------------------------
                                      Remi Barbier
                                      President and Chief Executive Officer

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each such person whose signature appears below constitutes and appoints Remi Barbier his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute, may do or cause to be done by virtue hereof.

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.



SIGNATURE                                                            TITLE                              DATE
/s/Remi Barbier                                    President, Chief Executive Officer and          August 22, 2001
---------------------------------------------      Director (Principal Executive Officer)
Remi Barbier


/s/David L. Johnson                                Chief Financial Officer (Principal Accounting   August 22, 2001
---------------------------------------------      and Financial Officer)
David L. Johnson


/s/Gert Caspritz                                   Director                                        August 22, 2001
---------------------------------------------
Gert Caspritz, Ph.D.


/s/Nadav Friedmann                                 Director                                        August 22, 2001
---------------------------------------------
Nadav Friedmann, M.D., Ph.D.


/s/Michael J. O'Donnell                            Director                                        August 22, 2001
---------------------------------------------
Michael J. O'Donnell


/s/Sanford R. Robertson                            Director                                        August 22, 2001
---------------------------------------------
Sanford R. Robertson

                                INDEX TO EXHIBITS

                                                                Sequentially
Exhibit                                                           Numbered
Number                      Exhibit Document                        Page
-------       --------------------------------------------          ----
 5.1          Opinion of Wilson Sonsini Goodrich & Rosati,
              Professional Corporation.                               7

23.1          Consent of KPMG LLP, Independent Auditors               8

23.2          Consent of Counsel (contained in Exhibit 5.1).         --

24.1          Power of Attorney (see page 5).                        --